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EXHIBIT 10.1

                              AMENDED AND RESTATED

                          REGISTRATION RIGHTS AGREEMENT

                              ____________________

         This AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made and entered into as of October 30, 2002, by and among Precision Auto Care, Inc., a Virginia corporation (the "Company"), and Louis M. Brown, Jr. ("Brown"), Arthur C. Kellar ("Kellar") and Desarollo Integrado, S.A. de C.V. ("Desarollo") (the "Investors") and amends and restates that certain Registration Rights Agreement, dated as of August 4, 2000, by and among the Company and the Investors (the "Original Agreement").

                                    RECITALS

         A. Brown purchased from the Company 1,700,000 shares of the Company's common stock (the "Common Stock") on the terms and conditions set forth in that certain letter agreement, dated August 4, 2000, by and among the Company and Brown (the "Letter Agreement"). Capitalized terms used but not defined herein shall have the meaning given such terms in the Letter Agreement.

         B. On January 25, 1999, the Company issued a subordinated debenture to Kellar with a principal amount of $5,000,000 plus a financing fee of $50,000 (the "Subordinated Debenture").

         C. On August 3, 2000, Precision Funding, LLC ("Precision Funding"), an entity owned by Kellar and Desarollo, agreed to make available to the Company a credit facility of $11,250,000 (the "Credit Facility") to refinance existing debt and provide for the Company's working capital needs, and in exchange therefor, the Company issued to each of Kellar and Desarollo warrants to purchase 1,000,000 shares of Common Stock.

         D. On August 4, 2000, the Company issued a senior debenture (the "Senior Debenture" and, together with the Subordinated Debenture, the "Debentures") to Precision Funding pursuant to the terms of the Credit Facility.

         E. The Company, Kellar and Precision Funding have entered into the Exchange Agreement dated as of even date herewith (the "Exchange Agreement") pursuant to which Kellar and Precision Funding have agreed to exchange the Debentures for certain equity consideration (the "Exchange Equity Consideration"), which, in the case of Precision Funding, is contemporaneously being distributed in equal shares to Kellar and Desarollo.

         F. As an inducement to enter into the Letter Agreement and the Credit Facility, pursuant to the Original Agreement, the Company agreed to grant to the Investors certain registration rights, all as more fully set forth herein.

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         G.   As an inducement to enter into the Exchange Agreement, the Company desires to amend and restate the Original Agreement to provide for certain registration rights in connection with the Common Stock (including the Common Stock issuable upon exercise of certain warrants) comprising the Exchange Equity Consideration.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises hereinafter set forth, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.       Registration Rights.

         1.1  Definitions.

              (a) Registration. The terms "register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement.

              (b) Registrable Securities. The term "Registrable Securities" means: (1) all the shares of Common Stock issued to Brown pursuant to the Letter Agreement; (2) all the shares of Common Stock issued to Kellar and Desarollo upon exercise of the warrants issued in connection with the creation of the Credit Facility; (3) all shares of Common Stock issued to Kellar and Desarollo as part of the Exchange Equity Consideration, including all shares of Common Stock issuable upon exercise of the warrants issued as part of the Equity Exchange Consideration; and (4) any shares of Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, all such shares of Common Stock described in clauses (1) through (3) of this Section 1.1(b); excluding in all cases, however, any Registrable Securities sold by a person in a transaction in which rights under this Section 1 are not assigned in accordance with this Agreement or any Registrable Securities sold to the public pursuant to an offering registered under the Securities Act of 1933, as amended (the "Securities Act"), or sold pursuant to Rule 144 promulgated under the Securities Act.

              (c) Registrable Securities Then Outstanding. The number of shares of "Registrable Securities then outstanding" shall mean the number of shares of Common Stock which are Registrable Securities and (1) are then issued and outstanding or (2) are then issuable pursuant to the exercise or conversion of then outstanding and then exercisable options, warrants or convertible securities.

              (d) Holder. The term "Holder" means each Investor and any assignee of record of such Registrable Securities to whom rights under this
Section 1 have been duly assigned in accordance with this Agreement.

              (e) Form S-3. The term "Form S-3" means such form under the Securities Act as is in effect on the date hereof or any successor registration form under the Securities Act subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

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              (f)    SEC. The term "SEC" or "Commission" means the U.S.
Securities and Exchange Commission.

         1.2  Demand Registration.

              (a) Request by Holders. If the Company shall receive at any time after the date hereof, a written request from any Holder or Holders holding more than 10% of the Registrable Securities then outstanding that the Company file a registration statement under the Securities Act covering the resale of the Registrable Securities pursuant to this Section 1.2, then the Company shall, within ten (10) business days of the receipt of such written request, give written notice of such request ("Request Notice") to all Holders, and effect, as soon as practicable, the registration under the Securities Act and any applicable blue sky law the resale of all Registrable Securities which Holder(s) request to be registered and included in such registration by written notice given by such Holder(s) to the Company within thirty (30) days after receipt of the Request Notice, subject only to the limitations of this Section 1.2.

              (b) Underwriting. If the Holder(s) initiating the registration request under this Section 1.2 ("Initiating Holders") intend to distribute the Registrable Securities covered by their request by means of an underwriting, then they shall so advise the Company as a part of their request made pursuant to this Section 1.2 and the Company shall include such information in the written notice referred to in 1.2(a). In such event, the right of any Holder to include its Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall enter into an underwriting agreement in customary form with the managing underwriter or underwriters selected for such underwriting by the Company and a majority in interest of the Initiating Holders. Notwithstanding any other provision of this Section 1.2, if the underwriter(s) advise(s) the Company in writing that marketing factors require a limitation of the number of securities to be underwritten then the Company shall so advise all Holders of Registrable Securities which would otherwise be registered and underwritten pursuant hereto, and the number of Registrable Securities that may be included in the underwriting shall be reduced as required by the underwriter(s) and allocated among the Holders of Registrable Securities on a pro rata basis according to the number of Registrable Securities then outstanding held by each Holder requesting registration (including the Initiating Holders); provided, however, that the number of shares of Registrable Securities to be included in such underwriting and registration shall not be reduced unless all other securities of the Company and all securities held by any shareholder other than a Holder are first entirely excluded from the underwriting and registration. Any Registrable Securities excluded and withdrawn from such underwriting shall be withdrawn from the registration.

              (c) Maximum Number of Demand Registrations. The Company shall not be obligated to effect any registration pursuant to this Section 1.2: (1) at any time after the sixth anniversary of this Agreement, (2) at any time within six months after a registration statement filed pursuant to this Section 1.2 is declared effective by the SEC, or (3) at any time after four registration statements filed pursuant to this Section 1.2 have been declared effective by the SEC (provided, any registration in which Brown is the sole initiating Holder shall not count as one of

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such four registrations). A registration will not count as one of the registrations permitted under this Section 1.2 until it has been declared effective by the SEC and unless the Holders of Registrable Securities who have requested that some or all of their shares be registered are able to register and sell at least 75% of the Registrable Securities requested to be included in such registration.

              (d) Deferral. Notwithstanding the foregoing, if the Company shall furnish to Initiating Holders a certificate signed by the President or Chief Executive Officer of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such registration statement to be filed and it is therefore in the Company's best interest to defer the filing of such registration statement, then the Company shall have the right to defer such filing for a period of not more than 120 days after receipt of the request of the Initiating Holders; provided, however, that the Company may not utilize this right more than once in any twelve (12) month period; provided further, that upon such deferral, the requested registration will not count as one of the registrations permitted under this Section 1.2 until such time as such deferred registration statement shall have been declared effective by the SEC and the shares registered thereunder have been sold.

              (e) Expenses. All expenses incurred in connection with a registration pursuant to this Section 1.2, including without limitation all Federal and "blue sky" registration and qualification fees, printers' and accounting fees, fees and disbursements of counsel for the Company, and the reasonable fees and disbursements of one counsel for the selling Holders selected by Holders holding a majority of the Registrable Securities to be included in such underwriting and expenses of the underwriter (but excluding underwriters' discounts and commissions and other expenses customarily borne by the underwriters and not customarily reimbursed by the issuer or selling security holders), shall be borne by the Company. Each Holder participating in a registration pursuant to this Section 1.2 shall bear such Holder's proportionate share (based on the total number of shares sold in such registration other than for the account of the Company) of all discounts and commissions payable to underwriters in connection with such offering. Notwithstanding the foregoing, the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to this Section 1.2 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered; provided, however, that if at the time of such withdrawal, the Holders have learned of a material adverse change in the condition, business, or prospects of the Company not known to the Holders at the time of their request for such registration and have withdrawn their request for registration with reasonable promptness after learning of such material adverse change, then the Holders shall not be required to pay any of such expenses and shall retain their rights pursuant to this Section 1.2.

         1.3 Piggyback Registrations. The Company shall notify all Holders in writing at least thirty (30) days prior to filing each registration statement under the Securities Act for purposes of effecting a public offering of securities of the Company (including, but not limited to, registration statements relating to secondary offerings of securities of the Company, but excluding registration statements relating to any registration under Section 1.2 or Section 1.4 of this Agreement or to any employee benefit plan or a corporate acquisition, merger or reorganization) and will afford each such Holder an opportunity to include in each such

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registration statement all or any part of the Registrable Securities then held by such Holder. Each Holder desiring to include in any such registration statement all or any part of the Registrable Securities held by such Holder shall, within fifteen (15) days after receipt of the above-described notice from the Company, so notify the Company in writing, and in such notice shall inform the Company of the number of Registrable Securities such Holder wishes to include in such registration statement. If a Holder decides not to include all of its Registrable Securities in any registration statement thereafter filed by the Company, such Holder shall nevertheless continue to have the right to include any Registrable Securities in any subsequent registration statement or registration statements as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth herein.

              (a) Underwriting. If a registration statement under which the Company gives notice under this Section 1.3 is for an underwritten offering, then the Company shall so advise the Holders of Registrable Securities. In such event, the right of any such Holder's Registrable Securities to be included in a registration pursuant to this Section 1.3 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their Registrable Securities through such underwriting shall enter into an underwriting agreement in customary form with the managing underwriter or underwriter(s) selected for such underwriting. Notwithstanding any other provision of this Agreement, if the managing underwriter(s) determine in good faith that marketing factors require a limitation of the number of shares to be underwritten, then the managing underwriter(s) may exclude shares (including Registrable Securities) from the registration and the underwriting, and the number of shares that may be included in the registration and the underwriting shall be allocated, first, to the Company, and second, to each of the Holders requesting inclusion of their Registrable Securities in such registration statement on a pro rata basis according to the total number of Registrable Securities then requested to be registered by each such Holder, provided, however, that the right of the underwriters to exclude shares (including Registrable Securities) from the registration and underwriting as described above shall be restricted so that (i) the number of Registrable Securities included in any such registration is not reduced below twenty-five percent (25%) of the shares included in the registration; and (ii) all shares that are not Registrable Securities and are held by persons who are employees or directors of the Company (or any subsidiary of the Company) shall first be excluded from such registration and underwriting before any Registrable Securities are so excluded. If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the underwriter, delivered at least ten
(10) business days prior to the effective date of the registration statement. Any Registrable Securities excluded or withdrawn from such underwriting shall be excluded and withdrawn from the registration.

              (b) Expenses. All expenses incurred in connection with a registration pursuant to this Section 1.3 (excluding underwriters' and brokers' discounts and commissions and other expenses customarily borne by the underwriters and not customarily reimbursed by the issuer or selling security holders), including, without limitation all federal and "blue sky" registration and qualification fees, printers' and accounting fees, fees and disbursements of counsel for the Company and reasonable fees and disbursements of counsel for the selling Holders (selected by selling Holders holding a majority of the Registrable Securities) shall be borne by the Company.

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     1.4    Form S-3 Registration. At which time as the Company becomes eligible to use Form S-3 for the registration of its securities, in case the Company shall receive from any Holder or Holders a written request or requests that the Company effect a registration on Form S-3 and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, then with respect to all such requests the Company will:

            (a) Notice. Promptly give written notice of the proposed registration and the Holder's or Holders' request therefor, and any related qualification or compliance, to all other Holders; and

            (b) Registration. As soon as practicable, effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder's or Holders' Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within twenty (20) days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance pursuant to this Section 1.4:

                  (1) if Form S-3 is not available for such offering by the Holders; provided, that the Company will use all commercially reasonable efforts to make Form S-3 available for sale of Registrable Securities;

                  (2) if the Company shall furnish to the Holders a certificate signed by the President or Chief Executive Officer of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such Form S-3 registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement no more than once during any twelve (12) month period for a period of not more than 120 days after receipt of the request of the Holder or Holders under this Section 1.4;

                  (3) if the Company has, within ninety (90) days preceding the date of such request, already effected a registration for the Holders pursuant to this Agreement;

                  (4) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance; or

                  (5) if the Registrable Securities to be included in such registration do not represent at least 10% of the Registrable Securities then outstanding.

            (c) Expenses. Subject to the foregoing, the Company shall file a Form S-3 registration statement covering the Registrable Securities and other securities so requested to be registered pursuant to this Section 1.4. as soon as practicable after receipt of the request or requests of the Holders for such registration. The Company shall pay all expenses incurred in connection with each registration requested pursuant to this Section 1.4, (excluding underwriters' or brokers' discounts and commissions with respect to the Holders' Registrable Securities and other expenses customarily borne by the underwriters and not customarily reimbursed by the

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issuer or selling security holders), including without limitation all filing, registration and qualification, printers' and accounting fees and the reasonable fees and disbursements of one counsel for the selling Holder or Holders and counsel for the Company.

            (d) Not Demand Registration. Form S-3 registrations shall not deemed to be demand registrations as described in Section 1.2 above.

    1.5 Obligations of the Company. Whenever required, upon request in accordance with this Agreement, to effect the registration of any Registrable Securities under this Agreement, the Company shall, as expeditiously as reasonably possible:

            (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use all commercially reasonable efforts to cause such registration statement to become effective; provided, however, that, to the extent practicable, at least five (5) Business Days prior to filing any registration statement or prospectus or any amendments or supplements thereto, the Company will furnish to the Holders of the Registrable Securities covered by such registration statement and their counsel, copies of all such documents proposed to be filed and any such Holder shall have the opportunity to comment on any information pertaining solely to such Holder and its plan of distribution that is contained therein and the Company shall make the corrections reasonably requested by such Holder with respect to such information prior to filing any such registration statement or amendment and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for up to ninety (90) days.

            (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

            (c) Furnish upon request, to each Holder of Registrable Securities to be included in such registration and the underwriter or underwriters, if any, without charge, at least one signed copy of the registration statement and any post-effective amendment thereto and such number of copies of a prospectus, including a preliminary prospectus and each prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of the Registrable Securities owned by them that are included in such registration (it being understood that the Company consents to the use of the prospectus and any amendment or supplement thereto by each Holder of Registrable Securities covered by such registration statement and the underwriter or underwriters, if any, in connection with an underwritten public offering and sale of the Registrable Securities covered by the prospectus or any amendment or supplement thereto).

            (d) Notify each Holder of the Registrable Securities to be included in such registration and the underwriter or underwriters, if any:

                  (1) of any stop order or other order suspending the effectiveness of any registration statement, issued or threatened by the SEC in connection therewith, and take all

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necessary actions required to prevent the entry of such stop order or to remove it or obtain withdrawal of it at the earliest possible moment if entered;

                  (2) when such registration statement or any prospectus used in connection therewith, or any amendment or supplement thereto, has been filed and, with respect to such registration statement or any post- effective amendment thereto, when the same has become effective;

                  (3) of any written request by the SEC for amendments or supplements to such registration statement or prospectus; and

                  (4) of the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the applicable securities or blue sky laws of any jurisdiction.

            (e) If requested by the managing underwriter or underwriters or any Holder of Registrable Securities to be included in such registration in connection with any sale pursuant to a registration statement, promptly incorporate in a prospectus supplement or post-effective amendment such information relating to such underwriting as the managing underwriter or underwriters or such holder reasonably requests to be included therein; and make all required filings of such prospectus supplement or post-effective amendment as soon as practicable after being notified of the matters incorporated in such prospectus supplement or post-effective amendment;

            (f) In connection with any sale pursuant to a registration, cooperate with the Holders of Registrable Securities to be included in such registration and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing securities sold under such registration, and enable such securities to be in such denominations and registered in such names as the managing underwriter or underwriters, if any, or such holders may request;

            (g) Use all commercially reasonable efforts to cause the Registrable Securities to be registered with or approved by such other governmental agencies or authorities within the United States and having jurisdiction over the Company as may be necessary to enable the seller or sellers thereof or the underwriter or underwriters, if any, to consummate the disposition of such securities (it being understood that the Company shall not be required to qualify to do business or execute a general consent of service of process in any jurisdiction);

            (h) Otherwise comply with all applicable rules and regulations of the SEC, and make generally available to its security holders (as contemplated by Section 11(a) under the Securities Act) an earnings statement satisfying the provisions of Rule 158 under the Securities Act no later than ninety (90) days after the end of the twelve (12) month period beginning with the first month of the Company's first fiscal quarter commencing after the effective date of the registration statement, which statement shall cover said twelve (12) month period;

            (i) Provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by each registration from and after a date not later than the effective date of such registration;

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

                  (j) Use all commercially reasonable efforts to cause all Registrable Securities covered by each registration to be listed subject to notice of issuance, prior to the date of first sale of such Registrable Securities pursuant to such registration, on each securities exchange on which the Common Stock is then listed (or is admitted to trading on Nasdaq, if the Common Stock are then admitted to trading on Nasdaq), if any;

                  (k) In the case of underwritten offerings, to cause its employees and personnel to use their reasonable efforts to support the marketing of the Registrable Securities (including, without limitation, the participation in "road shows," at the request of the underwriters or the holders of a majority of the Registrable Securities to be included in such registration) to the extent possible taking into account the Company's business needs and the requirements of the marketing process (it being understood that the Company's employees other than the Holders will not be required to devote more than five business days to performing the obligations under this subparagraph (k));

                  (l) Use all commercially reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as shall be reasonably requested by the Holders and to otherwise comply with the securities and blue sky laws (it being understood that the Company shall not be required to qualify to do business or execute a general consent of service of process in any jurisdiction);

                  (m) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter(s) of such offering;

                  (n) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing and promptly prepare and file with the SEC and furnish to such seller or Holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers or prospective purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they are made;

                  (o) Furnish, at the request of any Holder requesting registration of Registrable Securities, on the date that such Registrable Securities are delivered to the underwriters for sale, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated as of such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering and reasonably satisfactory to a majority in interest of the Holders requesting registration, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities; (ii) in the case of an underwritten

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offering, a "comfort" letter dated as of such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering and reasonably satisfactory to a majority in interest of the Holders requesting registration, addressed to the underwriters; and (iii) at the time of any underwritten sale pursuant to a registration statement, a "bring-down comfort letter" dated as of the date of such sale, from the Company's independent certified public accountants covering such matters of the type customarily covered by comfort letters as the Holders and the underwriters reasonably request.

    1.6 Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to Sections 1.2, 1.3 or
1.4 that the selling Holders shall furnish to the Company such information regarding themselves, the Registrable Securities held by them, and the intended method of disposition of such securities as shall be reasonably required to timely effect the registration of their Registrable Securities.

    1.7 Delay of Registration. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1.

    1.8 Indemnification. In the event any Registrable Securities are included in a registration statement under Sections 1.2, 1.3 or 1.4:

            (a) By the Company. To the extent permitted by law, the Company will indemnify and hold harmless each Holder, the partners, employees, officers and directors of each Holder, any underwriter (as defined in the Securities Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), against any losses, claims, damages, or liabilities (joint or several) (or actions, litigation or investigation of proceeding by any government agency or body in respect thereof) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions, litigation or investigation or proceeding by any government agency or body in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"):

                  (1) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto;

                  (2) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto; or

                  (3) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any federal or state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any federal or state securities law in connection with the offering covered by such registration statement; and the Company will reimburse each

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such Holder, partner, employee, officer or director, underwriter or controlling person for any legal or other expenses reasonably incurred by them, as incurred, in connection with investigating or defending any such loss, claim, damage, liability or action, investigation or proceeding; provided, however, that the indemnity agreement contained in this Section 1.8(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action, investigation or proceeding if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action, investigation or proceeding to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such Holder, partner, employee, officer, director, underwriter or controlling person of such Holder. The Company shall not have any obligation to the Holders pursuant to this Section 1.8(a) to the extent any such liability arises out of any Holder's failure to satisfy the applicable prospectus delivery requirements in connection with such offer and sale of Registrable Securities.

            (b) By Selling Holders. To the extent permitted by law, each selling Holder, severally and not jointly, will indemnify and hold harmless the Company, its directors, its officers, each other person, if any, who controls the Company within the meaning of the Securities Act, any underwriter and any other Holder selling securities under such registration statement or any of such other Holder's partners, directors or officers or any person who controls such Holder within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities (joint or several) (or actions, litigation or investigation or proceeding by any government agency or body in respect thereto) to which the Company or any such director, officer, controlling person, underwriter or other such Holder, partner or director, officer or controlling person of such other Holder may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions, litigation or investigation or proceeding by any governmental agency or body in respect thereto) arise out of or are based upon (1) the failure of any Holder to deliver a prospectus in accordance with applicable prospectus delivery requirements, or (2) any Violation to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, underwriter or other Holder, partner, officer, director or controlling person of such other Holder in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 1.8(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; and provided, further, that the total amounts payable in indemnity by a Holder under this Section 1.8(b) in respect of any Violation shall not exceed the net proceeds (after deducting the underwriting discount, but before deducting expenses) received by such Holder in the registered offering out of which such Violation arises.

            (c) Notice. Promptly after receipt by an indemnified party under this Section 1.8 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.8, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential conflict of interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 1.8, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 1.8.

            (d) Defect Eliminated in Final Prospectus. The foregoing indemnity agreements of the Company and Holders are subject to the condition that, insofar as they relate to any Violation made in a preliminary prospectus but eliminated or remedied in the amended prospectus on file with the SEC at the time the registration statement in question becomes effective or the amended prospectus filed with the SEC pursuant to SEC Rule 424(b) (the "Final Prospectus"), such indemnity agreement shall not inure to the benefit of any person if a copy of the Final Prospectus was furnished to the indemnified party and was not furnished to the person asserting the loss, liability, claim or damage at or prior to the time such action is required by the Securities Act.

            (e) Contribution. In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any party exercising rights under this Agreement, or any controlling person of any such party, makes a claim for indemnification pursuant to this
Section 1.8, but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 1.8 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any such party or any such controlling person in circumstances for which indemnification is provided under this Section 1.8; then, the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities or expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other or (ii) if the allocation provided by clause (i) above is not permitted by applicable law or provides a lesser sum to the indemnified party than the amount hereinafter calculated, in such proportion as is appropriate to reflect not only the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other but also the relative fault of the indemnifying party and the indemnified party as well as any other relevant equitable considerations; provided, however, that, in any such case, (a) no such Holder will be required to contribute any amount in excess of the public offering price of all such Registrable Securities offered and sold by such Holder pursuant to such registration statement; and (b) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section

11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

            (f)  Survival. The obligations of the Company and Holders under this
Section 1.8 shall survive the completion of any offering of Registrable Securities in a registration statement, and otherwise.

      1.9 Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Registrable Securities to the public without registration or permit use by the Company of Form S-3 for registration of the resale of the Registrable Securities, the Company agrees to:

            (a) Make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times after the effective date of the first registration under the Securities Act filed by the Company for an offering of its securities to the general public;

            (b) File with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements);

            (c) Take all other measures and file all other information, documents and reports as shall hereafter be required by the SEC as a condition to (i) the availability of Rule 144 under the Securities Act and (ii) the use of Form S-3; and

            (d) So long as a Holder owns any Registrable Securities, to furnish to the Holder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144, and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company as a Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Holder to sell any such securities without registration.

      1.10 "Market Stand-Off" Agreement. Each Holder hereby agrees that it shall not, to the extent requested by an underwriter of securities of the Company, sell or otherwise transfer or dispose of any Registrable Securities or other shares of stock of the Company then owned by such Holder (other than to donees or partners of the Holder who agree to be similarly bound) for up to ninety (90) days following the effective date of a registration statement of the Company filed under the Securities Act; provided, however, that:

            (a) such agreement shall be applicable only to the first two such registration statements of the Company which covers securities to be sold on its behalf to the public in an underwritten offering (including any effected prior to the date hereof);

            (b) such agreement shall not be applicable to any Registrable Securities sold pursuant to any registration statement in accordance with the terms of this Agreement; and

            (c) all officers and directors of the Company then holding Common Stock of the Company enter into similar agreements of equal or greater duration.

      In order to enforce the foregoing covenant, the Company shall have the right to place restrictive legends on the certificates representing the shares subject to this Section 1.10 and to impose stop transfer instructions with respect to the Registrable Securities and such other shares of stock of each Holder (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.

      1.11 Subsequent Registration Rights. From and after the date of this Agreement, the Company shall not, without the prior written consent of the Holders of a majority of the Registrable Securities then outstanding (which consent shall not be unreasonably withheld), enter into any agreement with any holder or prospective holder of any securities of the Company which would grant such holder the right to request the Company to register any equity securities of the Company, or any securities convertible into or exercisable for such securities. The Holders may withhold their consent (and shall not be deemed unreasonable), if the additional rights granted by the Company are not subordinate to the rights of the Holders hereunder in all material respects.

2.    Assignment and Amendment.

      2.1 Assignment of Registration Rights. Notwithstanding anything herein to the contrary; the Holder of registration rights under this Agreement may assign any of the foregoing rights, to (1) other individuals to induce them to join the senior management team of the Company, (2) to immediate family members and children of immediate family members, or entities of which such individuals are beneficiaries, in connection with estate planning, and (3) to any other party who acquires at least one-third of the Registrable Securities held by such Investor as of the date hereof; provided, that any such assignee shall have been assigned Registrable Securities and shall receive such assigned rights subject to all the terms and conditions of this Agreement, including without limitation the provisions of this Section 2 and shall agree in writing to be bound by the terms and conditions of this Agreement.

      2.2 Amendment of Rights. Any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and Holders of at least 66-2/3% of Registrable Securities. Any amendment or waiver effected in accordance with this Section 2.2 shall be binding upon the Investors and each successor or assignee of the Investors and the Company.

3.    General Provisions.

      3.1 Notices. Any notice, request, demand and other communication hereunder shall be in writing and shall be deemed to have been duly given when delivered in person, sent via a nationally recognized overnight courier or sent via facsimile to the recipient, addressed to the party for whom intended at the address set forth below, or such other address as may be designated by any party hereto by notice to all the other parties in accordance with this Section, or when actually received if sent by any other means, if to the Investors:

                 Louis M. Brown, Jr.
                 4801 Maury Lane
                 Alexandria, Virginia 22304

                 Arthur C. Kellar
                 106 Ebbtide Drive
                 North Palm Beach, Florida 33408

                 Desarollo Integrado, S.A. de C.V.
                 Blvd. Diaz Ordaz #200
                 Col. Santa Maria
                 Monterrey, N.L. CP 64650
                 Attn:  Mauricio Zambrano

                 with a copy to:

                 Avenir Corporation
                 1725 K Street, N.W., Suite 410
                 Washington, D.C. 20006
                 Attn:  Peter C. Keefe

                 if to the Company:

                 Precision Auto Care, Inc.
                 748 Miller Drive, S.E.
                 Leesburg, Virginia 20175
                 Attn:  General Counsel

or at such other ddress as the Investors or the Company may designate by giving ten (10) days advance written notice to the other parties.

            3.2 Entire Agreement. This Agreement, together with all the Exhibits hereto, constitutes and contains the entire agreement and understanding of the parties with respect to the subject matter hereof and supersedes any and all prior negotiations, correspondence, agreements, understandings, duties or obligations between the parties respecting the subject matter hereof.

            3.3 Governing Law. This Agreement shall be governed by and construed exclusively in accordance with the internal laws of the Commonwealth of Virginia as applied to agreements among Virginia residents entered into and to be performed entirely within Virginia, excluding that body of law relating to conflict of laws and choice of law.

            3.4 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, then such provision(s) shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision(s) were so excluded and shall be enforceable in accordance with its terms.

      3.5 Third Parties. Nothing in this Agreement, express or implied, is intended to confer upon any person, other than the parties hereto and their successors and permitted assigns, any rights or remedies under or by reason of this Agreement.

      3.6 Successors And Assigns. Subject to the provisions of Section 2.1, the provisions of this Agreement shall inure to the benefit of, and shall be binding upon, the successors and permitted assigns of the parties hereto.

      3.7 Captions. The captions to sections of this Agreement have been inserted for identification and reference purposes only and shall not be used to construe or interpret this Agreement.

      3.8 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

      3.9 Costs And Attorneys' Fees. In the event that any action, suit or other proceeding is instituted concerning or arising out of this Agreement or any transaction contemplated hereunder, the prevailing party shall recover all of such party's costs and attorneys' fees incurred in each such action, suit or other proceeding, including any and all appeals or petitions therefrom.

      3.10 Adjustments for Stock Splits, Etc. Wherever in this Agreement there is a reference to a specific number of shares of Common Stock of the Company of any class or series, then, upon the occurrence of any subdivision, combination or stock dividend of such class or series of stock, the specific number of shares so referenced in this Agreement shall automatically be proportionally adjusted to reflect the effect on the outstanding shares of such class or series of stock by such subdivision, combination or stock dividend.

      3.11 Specific Performance. The Company and the Investors acknowledge and agree that any violation of the terms of this Agreement would cause irreparable harm to the non-breaching parties and that in the event of any such violation the non-breaching parties shall be entitled to receive from any court of any jurisdiction (in any jurisdiction) the right of specific performance without any obligation to post bond.

      3.12 Aggregation of Stock. All shares held or acquired by affiliated entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.

                               THE COMPANY:

                               PRECISION AUTO CARE, INC.
                               a Virginia corporation

                               By: _________________________________
                                   Name: Louis M. Brown, Jr.
                                   Title: President and Chief Executive Officer


                               THE INVESTORS:

                               _____________________________________
                               Louis M. Brown, Jr.


                               _____________________________________
                               Arthur C. Kellar

                               DESAROLLO INTEGRADO, S.A. de C.V.

                               By: _________________________________
                                   Name: ___________________________
                                   Title: __________________________